UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020

Morgan Stanley Direct Lending Fund
(Exact name of registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 – Regulation FD Disclosure.

On January 5, 2021, Morgan Stanley Direct Lending Fund (the "Company") disclosed the below information:

Distributions

On December 29, 2020, the board of directors of the Company declared a regular distribution to stockholders in the amount of $0.43 per share, representing an annualized dividend yield of approximately 10.0%(1); and a special distribution to stockholders in the amount of $0.18 per share, representing an annualized dividend yield of approximately 4.2%(1). The distribution will be payable on or around January 27, 2021 to stockholders of record as of December 29, 2020.

Investment Activity and Liquidity

During the period from October 1, 2020 to December 31, 2020, the Company made new investment commitments of approximately $402.5 million, and new investment fundings of approximately $337.4 million, respectively. New investment commitments were made across 19 new portfolio companies and 2 existing portfolio companies. New investment commitments comprised of approximately 89.3% in first lien debt, 9.9% in second lien debt, and 0.7% in preferred and common equity. During the same period, approximately $34.9 million of investments were fully repaid.

As of January 5, 2021, MS Capital Partners Adviser, Inc.'s (the "Investment Adviser") investment committee has committed/approved approximately $133.2 million of new/add-on investments. This includes transactions for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore the Company believes are likely to close.

As of December 31, 2020, the Company has called approximately 20.6% of its $1,445.8 million capital commitments and borrowed $333.9 million under its credit facilities.

(1) Annualized dividend yield is calculated by dividing the declared dividend by the weighted average of the capital called during the quarter and annualizing over 4 quarterly periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2021	MORGAN STANLEY DIRECT LENDING FUND

/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer